UNIVERSAL FOREST PRODUCTS, INC.

4.20% SENIOR SERIES C NOTE DUE 14 JUNE 2028

No. C-1
ORIGINAL PRINCIPAL AMOUNT: $10,000,000
ORIGINAL ISSUE DATE: 14 June 2018
INTEREST RATE: 4.20%
INTEREST PAYMENT DATES: 17 June and 17 December of each year, commencing on 17 December 2018
FINAL MATURITY DATE: 14 June 2028
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None. Bullet due at maturity
PPN: 913543 C#9

FOR VALUE RECEIVED, the undersigned, Universal Forest Products, Inc., a corporation organized and existing under the laws of the State of Michigan (herein called the “Company”), hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TEN MILLION DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year—30-day month) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof.  The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid.  “Overdue Rate” shall mean the lesser of (a) the maximum interest rate permitted by law, and (b) the greater of (ii) the Interest Rate specified above plus 2.00% per annum or (b) the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate plus 2.00% per annum.

Both the principal hereof and interest hereon are payable at the principal office of the Company in Grand Rapids, Michigan in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks in either Grand Rapids, Michigan or New York, New York are required by law to close or are customarily closed.

This Note is one of the 4.20% Series C Senior Notes, due 14 June 2028 of the Company in the original aggregate principal amount of $40,000,000, which, together with the 3.89% Series A Senior Notes, due December 17, 2022, of the Company in the original aggregate principal amount of $35,000,000, the 3.98% Series B Senior Notes, due December 17, 2024, of the Company in the original aggregate principal amount of $40,000,000, the 4.27% Series D Senior Notes, due June 14, 2030 of the Company in the original aggregate principal amount of $35,000,000, and any other Shelf Notes (as defined in the Note Agreement hereafter mentioned), are issued or to be issued under and pursuant to the terms and provisions of the Note Purchase and Private Shelf Agreement, dated as of December 17, 2012 (as amended, the “Note Agreement”), between the Company, on the one hand, and PGIM, Inc. (formally known as Prudential Investment Management, Inc.), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and the holder hereof is entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein.  Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.  Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

[Signature Page Follows]

This Note and said Note Agreement are governed by and construed in accordance with the law of Illinois (excluding any conflicts of law rules which would otherwise cause this note to be construed or enforced in accordance with the laws of any other jurisdiction), including all matters of construction, validity and performance.

Universal Forest Products, Inc.

By:_________________________________________________
Title:

UNIVERSAL FOREST PRODUCTS, INC.

4.20% SENIOR SERIES C NOTE DUE 14 JUNE 2028

No. C-2
ORIGINAL PRINCIPAL AMOUNT: $1,000,000
ORIGINAL ISSUE DATE: 14 June 2018
INTEREST RATE: 4.20%
INTEREST PAYMENT DATES: 17 June and 17 December of each year, commencing on 17 December 2018
FINAL MATURITY DATE: 14 June 2028
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None. Bullet due at maturity
PPN: 913543 C#9

FOR VALUE RECEIVED, the undersigned, Universal Forest Products, Inc., a corporation organized and existing under the laws of the State of Michigan (herein called the “Company”), hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of ONE MILLION DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year—30-day month) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof.  The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid.  “Overdue Rate” shall mean the lesser of (a) the maximum interest rate permitted by law, and (b) the greater of (ii) the Interest Rate specified above plus 2.00% per annum or (b) the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate plus 2.00% per annum.

Both the principal hereof and interest hereon are payable at the principal office of the Company in Grand Rapids, Michigan in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks in either Grand Rapids, Michigan or New York, New York are required by law to close or are customarily closed.

This Note is one of the 4.20% Series C Senior Notes, due 14 June 2028 of the Company in the original aggregate principal amount of $40,000,000, which, together with the 3.89% Series A Senior Notes, due December 17, 2022, of the Company in the original aggregate principal amount of $35,000,000, the 3.98% Series B Senior Notes, due December 17, 2024, of the Company in the original aggregate principal amount of $40,000,000, the 4.27% Series D Senior Notes, due June 14, 2030 of the Company in the original aggregate principal amount of $35,000,000, and any other Shelf Notes (as defined in the Note Agreement hereafter mentioned), are issued or to be issued under and pursuant to the terms and provisions of the Note Purchase and Private Shelf Agreement, dated as of December 17, 2012 (as amended, the “Note Agreement”), between the Company, on the one hand, and PGIM, Inc. (formally known as Prudential Investment Management, Inc.), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and the holder hereof is entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein.  Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.  Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

[Signature Page Follows]

This Note and said Note Agreement are governed by and construed in accordance with the law of Illinois (excluding any conflicts of law rules which would otherwise cause this note to be construed or enforced in accordance with the laws of any other jurisdiction), including all matters of construction, validity and performance.

Universal Forest Products, Inc.

By:_________________________________________________
Title:

UNIVERSAL FOREST PRODUCTS, INC.

4.20% SENIOR SERIES C NOTE DUE 14 JUNE 2028

No. C-3
ORIGINAL PRINCIPAL AMOUNT: $19,000,000
ORIGINAL ISSUE DATE: 14 June 2018
INTEREST RATE: 4.20%
INTEREST PAYMENT DATES: 17 June and 17 December of each year, commencing on 17 December 2018
FINAL MATURITY DATE: 14 June 2028
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None. Bullet due at maturity
PPN: 913543 C#9

FOR VALUE RECEIVED, the undersigned, Universal Forest Products, Inc., a corporation organized and existing under the laws of the State of Michigan (herein called the “Company”), hereby promises to pay to THE GIBRALTAR LIFE INSURANCE CO., LTD., or registered assigns, the principal sum of NINETEEN MILLION DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year—30-day month) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof.  The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid.  “Overdue Rate” shall mean the lesser of (a) the maximum interest rate permitted by law, and (b) the greater of (ii) the Interest Rate specified above plus 2.00% per annum or (b) the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate plus 2.00% per annum.

Both the principal hereof and interest hereon are payable at the principal office of the Company in Grand Rapids, Michigan in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks in either Grand Rapids, Michigan or New York, New York are required by law to close or are customarily closed.

This Note is one of the 4.20% Series C Senior Notes, due 14 June 2028 of the Company in the original aggregate principal amount of $40,000,000, which, together with the 3.89% Series A Senior Notes, due December 17, 2022, of the Company in the original aggregate principal amount of $35,000,000, the 3.98% Series B Senior Notes, due December 17, 2024, of the Company in the original aggregate principal amount of $40,000,000, the 4.27% Series D Senior Notes, due June 14, 2030 of the Company in the original aggregate principal amount of $35,000,000, and any other Shelf Notes (as defined in the Note Agreement hereafter mentioned), are issued or to be issued under and pursuant to the terms and provisions of the Note Purchase and Private Shelf Agreement, dated as of December 17, 2012 (as amended, the “Note Agreement”), between the Company, on the one hand, and PGIM, Inc. (formally known as Prudential Investment Management, Inc.), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and the holder hereof is entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein.  Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.  Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

[Signature Page Follows]

This Note and said Note Agreement are governed by and construed in accordance with the law of Illinois (excluding any conflicts of law rules which would otherwise cause this note to be construed or enforced in accordance with the laws of any other jurisdiction), including all matters of construction, validity and performance.

Universal Forest Products, Inc.

By:_________________________________________________
Title:

UNIVERSAL FOREST PRODUCTS, INC.

4.20% SENIOR SERIES C NOTE DUE 14 JUNE 2028

No. C-4
ORIGINAL PRINCIPAL AMOUNT: $5,000,000
ORIGINAL ISSUE DATE: 14 June 2018
INTEREST RATE: 4.20%
INTEREST PAYMENT DATES: 17 June and 17 December of each year, commencing on 17 December 2018
FINAL MATURITY DATE: 14 June 2028
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None. Bullet due at maturity
PPN: 913543 C#9

FOR VALUE RECEIVED, the undersigned, Universal Forest Products, Inc., a corporation organized and existing under the laws of the State of Michigan (herein called the “Company”), hereby promises to pay to MUTUAL OF OMAHA INSURANCE COMPANY, or registered assigns, the principal sum of FIVE MILLION DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year—30-day month) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof.  The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid.  “Overdue Rate” shall mean the lesser of (a) the maximum interest rate permitted by law, and (b) the greater of (ii) the Interest Rate specified above plus 2.00% per annum or (b) the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate plus 2.00% per annum.

Both the principal hereof and interest hereon are payable at the principal office of the Company in Grand Rapids, Michigan in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks in either Grand Rapids, Michigan or New York, New York are required by law to close or are customarily closed.

This Note is one of the 4.20% Series C Senior Notes, due 14 June 2028 of the Company in the original aggregate principal amount of $40,000,000, which, together with the 3.89% Series A Senior Notes, due December 17, 2022, of the Company in the original aggregate principal amount of $35,000,000, the 3.98% Series B Senior Notes, due December 17, 2024, of the Company in the original aggregate principal amount of $40,000,000, the 4.27% Series D Senior Notes, due June 14, 2030 of the Company in the original aggregate principal amount of $35,000,000, and any other Shelf Notes (as defined in the Note Agreement hereafter mentioned), are issued or to be issued under and pursuant to the terms and provisions of the Note Purchase and Private Shelf Agreement, dated as of December 17, 2012 (as amended, the “Note Agreement”), between the Company, on the one hand, and PGIM, Inc. (formally known as Prudential Investment Management, Inc.), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and the holder hereof is entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein.  Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.  Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

[Signature Page Follows]

This Note and said Note Agreement are governed by and construed in accordance with the law of Illinois (excluding any conflicts of law rules which would otherwise cause this note to be construed or enforced in accordance with the laws of any other jurisdiction), including all matters of construction, validity and performance.

Universal Forest Products, Inc.

By:_________________________________________________
Title:

UNIVERSAL FOREST PRODUCTS, INC.

4.20% SENIOR SERIES C NOTE DUE 14 JUNE 2028

No. C-5
ORIGINAL PRINCIPAL AMOUNT: $5,000,000
ORIGINAL ISSUE DATE: 14 June 2018
INTEREST RATE: 4.20%
INTEREST PAYMENT DATES: 17 June and 17 December of each year, commencing on 17 December 2018
FINAL MATURITY DATE: 14 June 2028
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None. Bullet due at maturity
PPN: 913543 C#9

FOR VALUE RECEIVED, the undersigned, Universal Forest Products, Inc., a corporation organized and existing under the laws of the State of Michigan (herein called the “Company”), hereby promises to pay to UNITED OF OMAHA LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE MILLION DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year—30-day month) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof.  The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid.  “Overdue Rate” shall mean the lesser of (a) the maximum interest rate permitted by law, and (b) the greater of (ii) the Interest Rate specified above plus 2.00% per annum or (b) the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate plus 2.00% per annum.

Both the principal hereof and interest hereon are payable at the principal office of the Company in Grand Rapids, Michigan in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks in either Grand Rapids, Michigan or New York, New York are required by law to close or are customarily closed.

This Note is one of the 4.20% Series C Senior Notes, due 14 June 2028 of the Company in the original aggregate principal amount of $40,000,000, which, together with the 3.89% Series A Senior Notes, due December 17, 2022, of the Company in the original aggregate principal amount of $35,000,000, the 3.98% Series B Senior Notes, due December 17, 2024, of the Company in the original aggregate principal amount of $40,000,000, the 4.27% Series D Senior Notes, due June 14, 2030 of the Company in the original aggregate principal amount of $35,000,000, and any other Shelf Notes (as defined in the Note Agreement hereafter mentioned), are issued or to be issued under and pursuant to the terms and provisions of the Note Purchase and Private Shelf Agreement, dated as of December 17, 2012 (as amended, the “Note Agreement”), between the Company, on the one hand, and PGIM, Inc. (formally known as Prudential Investment Management, Inc.), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and the holder hereof is entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein.  Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.  Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

[Signature Page Follows]

This Note and said Note Agreement are governed by and construed in accordance with the law of Illinois (excluding any conflicts of law rules which would otherwise cause this note to be construed or enforced in accordance with the laws of any other jurisdiction), including all matters of construction, validity and performance.

Universal Forest Products, Inc.

By:_________________________________________________
Title:

UNIVERSAL FOREST PRODUCTS, INC.

4.27% SENIOR SERIES D NOTE DUE 14 JUNE 2030

No. D-1
ORIGINAL PRINCIPAL AMOUNT: $1,000,000
ORIGINAL ISSUE DATE: 14 June 2018
INTEREST RATE: 4.27%
INTEREST PAYMENT DATES: 17 June and 17 December of each year, commencing on 17 December 2018
FINAL MATURITY DATE: 14 June 2030
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None. Bullet due at maturity
PPN: 913543 D*2

FOR VALUE RECEIVED, the undersigned, Universal Forest Products, Inc., a corporation organized and existing under the laws of the State of Michigan (herein called the “Company”), hereby promises to pay to PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY, or registered assigns, the principal sum of ONE MILLION DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year—30-day month) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof.  The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid.  “Overdue Rate” shall mean the lesser of (a) the maximum interest rate permitted by law, and (b) the greater of (ii) the Interest Rate specified above plus 2.00% per annum or (b) the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate plus 2.00% per annum.

Both the principal hereof and interest hereon are payable at the principal office of the Company in Grand Rapids, Michigan in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks in either Grand Rapids, Michigan or New York, New York are required by law to close or are customarily closed.

This Note is one of the 4.27% Series D Senior Notes, due 14 June 2030 of the Company in the original aggregate principal amount of $35,000,000, which, together with the 3.89% Series A Senior Notes, due December 17, 2022, of the Company in the original aggregate principal amount of $35,000,000, the 3.98% Series B Senior Notes, due December 17, 2024, of the Company in the original aggregate principal amount of $40,000,000, the 4.20% Series C Senior Notes, due June 14, 2028 of the Company in the original aggregate principal amount of $40,000,000, and any other Shelf Notes (as defined in the Note Agreement hereafter mentioned), are issued or to be issued under and pursuant to the terms and provisions of the Note Purchase and Private Shelf Agreement, dated as of December 17, 2012 (as amended, the “Note Agreement”), between the Company, on the one hand, and PGIM, Inc. (formally known as Prudential Investment Management, Inc.), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and the holder hereof is entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein.  Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.  Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

[Signature Page Follows]

This Note and said Note Agreement are governed by and construed in accordance with the law of Illinois (excluding any conflicts of law rules which would otherwise cause this note to be construed or enforced in accordance with the laws of any other jurisdiction), including all matters of construction, validity and performance.

Universal Forest Products, Inc.

By:_________________________________________________
Title:

UNIVERSAL FOREST PRODUCTS, INC.

4.27% SENIOR SERIES D NOTE DUE 14 JUNE 2030

No. D-2
ORIGINAL PRINCIPAL AMOUNT: $8,450,000
ORIGINAL ISSUE DATE: 14 June 2018
INTEREST RATE: 4.27%
INTEREST PAYMENT DATES: 17 June and 17 December of each year, commencing on 17 December 2018
FINAL MATURITY DATE: 14 June 2030
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None. Bullet due at maturity
PPN: 913543 D*2

FOR VALUE RECEIVED, the undersigned, Universal Forest Products, Inc., a corporation organized and existing under the laws of the State of Michigan (herein called the “Company”), hereby promises to pay to THE GIBRALTAR LIFE INSURANCE CO., LTD., or registered assigns, the principal sum of EIGHT MILLION FOUR HUNDRED FIFTY THOUSAND DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year—30-day month) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof.  The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid.  “Overdue Rate” shall mean the lesser of (a) the maximum interest rate permitted by law, and (b) the greater of (ii) the Interest Rate specified above plus 2.00% per annum or (b) the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate plus 2.00% per annum.

Both the principal hereof and interest hereon are payable at the principal office of the Company in Grand Rapids, Michigan in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks in either Grand Rapids, Michigan or New York, New York are required by law to close or are customarily closed.

This Note is one of the 4.27% Series D Senior Notes, due 14 June 2030 of the Company in the original aggregate principal amount of $35,000,000, which, together with the 3.89% Series A Senior Notes, due December 17, 2022, of the Company in the original aggregate principal amount of $35,000,000, the 3.98% Series B Senior Notes, due December 17, 2024, of the Company in the original aggregate principal amount of $40,000,000, the 4.20% Series C Senior Notes, due June 14, 2028 of the Company in the original aggregate principal amount of $40,000,000, and any other Shelf Notes (as defined in the Note Agreement hereafter mentioned), are issued or to be issued under and pursuant to the terms and provisions of the Note Purchase and Private Shelf Agreement, dated as of December 17, 2012 (as amended, the “Note Agreement”), between the Company, on the one hand, and PGIM, Inc. (formally known as Prudential Investment Management, Inc.), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and the holder hereof is entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein.  Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.  Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

[Signature Page Follows]

This Note and said Note Agreement are governed by and construed in accordance with the law of Illinois (excluding any conflicts of law rules which would otherwise cause this note to be construed or enforced in accordance with the laws of any other jurisdiction), including all matters of construction, validity and performance.

Universal Forest Products, Inc.

By:_________________________________________________
Title:

UNIVERSAL FOREST PRODUCTS, INC.

4.27% SENIOR SERIES D NOTE DUE 14 JUNE 2030

No. D-3
ORIGINAL PRINCIPAL AMOUNT: $8,050,000
ORIGINAL ISSUE DATE: 14 June 2018
INTEREST RATE: 4.27%
INTEREST PAYMENT DATES: 17 June and 17 December of each year, commencing on 17 December 2018
FINAL MATURITY DATE: 14 June 2030
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None. Bullet due at maturity
PPN: 913543 D*2

FOR VALUE RECEIVED, the undersigned, Universal Forest Products, Inc., a corporation organized and existing under the laws of the State of Michigan (herein called the “Company”), hereby promises to pay to THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD., or registered assigns, the principal sum of EIGHT MILLION FIFTY THOUSAND DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year—30-day month) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof.  The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid.  “Overdue Rate” shall mean the lesser of (a) the maximum interest rate permitted by law, and (b) the greater of (ii) the Interest Rate specified above plus 2.00% per annum or (b) the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate plus 2.00% per annum.

Both the principal hereof and interest hereon are payable at the principal office of the Company in Grand Rapids, Michigan in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks in either Grand Rapids, Michigan or New York, New York are required by law to close or are customarily closed.

This Note is one of the 4.27% Series D Senior Notes, due 14 June 2030 of the Company in the original aggregate principal amount of $35,000,000, which, together with the 3.89% Series A Senior Notes, due December 17, 2022, of the Company in the original aggregate principal amount of $35,000,000, the 3.98% Series B Senior Notes, due December 17, 2024, of the Company in the original aggregate principal amount of $40,000,000, the 4.20% Series C Senior Notes, due June 14, 2028 of the Company in the original aggregate principal amount of $40,000,000, and any other Shelf Notes (as defined in the Note Agreement hereafter mentioned), are issued or to be issued under and pursuant to the terms and provisions of the Note Purchase and Private Shelf Agreement, dated as of December 17, 2012 (as amended, the “Note Agreement”), between the Company, on the one hand, and PGIM, Inc. (formally known as Prudential Investment Management, Inc.), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and the holder hereof is entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein.  Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.  Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

[Signature Page Follows]

This Note and said Note Agreement are governed by and construed in accordance with the law of Illinois (excluding any conflicts of law rules which would otherwise cause this note to be construed or enforced in accordance with the laws of any other jurisdiction), including all matters of construction, validity and performance.

Universal Forest Products, Inc.

By:_________________________________________________
Title:

UNIVERSAL FOREST PRODUCTS, INC.

4.27% SENIOR SERIES D NOTE DUE 14 JUNE 2030

No. D-4
ORIGINAL PRINCIPAL AMOUNT: $17,500,000
ORIGINAL ISSUE DATE: 14 June 2018
INTEREST RATE: 4.27%
INTEREST PAYMENT DATES: 17 June and 17 December of each year, commencing on 17 December 2018
FINAL MATURITY DATE: 14 June 2030
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None. Bullet due at maturity
PPN: 913543 D*2

FOR VALUE RECEIVED, the undersigned, Universal Forest Products, Inc., a corporation organized and existing under the laws of the State of Michigan (herein called the “Company”), hereby promises to pay to THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year—30-day month) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof.  The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid.  “Overdue Rate” shall mean the lesser of (a) the maximum interest rate permitted by law, and (b) the greater of (ii) the Interest Rate specified above plus 2.00% per annum or (b) the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate plus 2.00% per annum.

Both the principal hereof and interest hereon are payable at the principal office of the Company in Grand Rapids, Michigan in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks in either Grand Rapids, Michigan or New York, New York are required by law to close or are customarily closed.

This Note is one of the 4.27% Series D Senior Notes, due 14 June 2030 of the Company in the original aggregate principal amount of $35,000,000, which, together with the 3.89% Series A Senior Notes, due December 17, 2022, of the Company in the original aggregate principal amount of $35,000,000, the 3.98% Series B Senior Notes, due December 17, 2024, of the Company in the original aggregate principal amount of $40,000,000, the 4.20% Series C Senior Notes, due June 14, 2028 of the Company in the original aggregate principal amount of $40,000,000, and any other Shelf Notes (as defined in the Note Agreement hereafter mentioned), are issued or to be issued under and pursuant to the terms and provisions of the Note Purchase and Private Shelf Agreement, dated as of December 17, 2012 (as amended, the “Note Agreement”), between the Company, on the one hand, and PGIM, Inc. (formally known as Prudential Investment Management, Inc.), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and the holder hereof is entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein.  Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.  Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

[Signature Page Follows]

This Note and said Note Agreement are governed by and construed in accordance with the law of Illinois (excluding any conflicts of law rules which would otherwise cause this note to be construed or enforced in accordance with the laws of any other jurisdiction), including all matters of construction, validity and performance.

Universal Forest Products, Inc.

By:_________________________________________________
Title: